DEFERRED REVENUES	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
DEFERRED REVENUES

17 DEFERRED REVENUES

	At	At
	March 31, 2026	March 31, 2025
	USD	USD
Subscription revenue	1,453,851	317,064
Advisory service revenue	611,744	188,360
Data service revenue	304,431	-
	2,370,026	505,424

At 1 April 2024, deferred revenues amounted to $322,826.

Deferred revenues relate to revenues that have been invoiced to the client but not yet earned. The deferred revenues are expected to be recognized as revenue in the next 12 months. The increment reflected the consolidation of corresponding deferred revenues assumed from the completion of the three business acquisitions during the current year. For details, refer to note 27.

Revenue recognized during the year included the whole amount of deferred revenue at the beginning of the reporting period. There was no revenue recognized during the year that related to performance obligations that were satisfied in prior years.